UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 17, 2023

GERON CORPORATION

(Exact name of registrant as specified in its charter)

___________

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 East Hillsdale Blvd., Suite 250

Foster City, CA 94404

(Address of principal executive offices, including zip code)

(650) 473-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 8.01 Other Events

As previously reported, certain current officers of Geron Corporation (the “Company” or “Geron”) and certain current and former members of Geron’s board of directors have been named as defendants in consolidated stockholder derivative actions pending in the Court of Chancery of the State of Delaware (“Delaware Court of Chancery”), captioned In re Geron Corporation Stockholder Derivative Litigation, 2020-0684-SG, in the United States District Court for the Northern District of California, captioned In re Geron Corporation Stockholder Derivative Litigation, C.A. No. 3:20-cv-02823-WHA, and in the United States District Court for the District of Delaware, captioned In re Geron Corporation Stockholder Derivative Litigation, C.A. No. 1:20-cv-01207-GBW. The consolidated derivative actions in the Delaware Court of Chancery and the two federal district courts are referred to collectively as the “Derivative Actions.”

On December 21, 2022, the parties in the Derivative Actions entered into a Stipulation of Settlement (the “Stipulation”) that will resolve the Derivative Actions. The proposed settlement of the Derivative Actions was filed in the Delaware Court of Chancery on December 21, 2022, and is subject to final approval by the Delaware Court of Chancery.

On January 25, 2023, the Delaware Court of Chancery entered a Scheduling Order with Respect to Notice and Settlement Hearing (the “Scheduling Order”), and set a final settlement approval hearing for May 17, 2023, at 11:00 a.m. EST by telephone. A copy of the Stipulation was filed as Exhibit 99.1 to the Company’s Form 8-K filed on December 22, 2022, and a copy of the Notice of Pendency of Settlement of Derivative Litigation (“Notice”) is attached to this Current Report on Form 8-K as Exhibit 99.2. The Stipulation and Notice are also available on Geron’s Investor Relations page of the Company’s website at https://ir.geron.com/investors/sec-filings/default.aspx. Other information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

Use of Forward-Looking Statements

Except for the historical information contained herein, this Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such statements, include, without limitation, those regarding: (i) the Stipulation resolving the Derivative Actions; (ii) the ability to secure final approval of the proposed settlement from the Delaware Court of Chancery and to satisfy all conditions of the proposed settlement; and (iii) other statements that are not historical facts, constitute forward looking statements. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (a) the Stipulation not having the expected impact, including resolving the Derivative Actions; (b) the proposed settlement requiring more activity or expense than expected; (c) the defendants’ ability to overcome any objections or appeals regarding the proposed settlement; and (d) satisfactory resolution of any future litigation or other disagreements with others. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in Geron’s filings and periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors” and elsewhere in such filings and reports, including Geron’s annual report on Form 10-K for the year ended December 31, 2022 and future filings and reports by Geron. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, Geron disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Stipulation of Settlement, dated December 21, 2022, previously filed on December 22, 2022 as Exhibit 99.1 to Current Report on Form 8-K.
99.2	Notice of Pendency of Settlement of Derivative Litigation
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	March 17, 2023	By:	/s/ Stephen Rosenfield
		Name:	Stephen N. Rosenfield
		Title:	Executive Vice President,
Chief Legal Counsel, and
Corporate Secretary